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News Release
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Contact:
Heather Knox (Media)                                       Mark Lamb (Investors)
Public Relations Director                            Investor Relations Director
Onyx Software Corporation                              Onyx Software Corporation
(425) 519-9225                                                    (425) 519-4034
hknox@onyx.com                                                    markl@onyx.com


                                                           For Immediate Release
                                                                  April 25, 2000


Onyx Software Announces Departure of Sar Ramadan, Chief Financial Officer

Bellevue, Wash -- Onyx Software Corporation (Nasdaq NM: ONXS), a leading provider of enterprise-wide, customer-centric e-business solutions, today announced that Sar Ramadan, Chief Financial Officer, is leaving the company at the end of this month. Ramadan has accepted the position of Chief Financial and Operating Officer for askme.com based in Seattle, Washington.

"Sar's dedication, energy and contributions were highly appreciated," said Brent Frei, Onyx Software President & CEO. Frei noted that Ramadan met the primary goals he had committed to accomplish as he joined the company, citing his critical role in the Company's initial public offering, four strategic acquisitions, strengthening of international operations, and creating shareholder value.

"Sar's commitment to take the company through the first quarter reporting period is indicative of his professionalism, and his development of a strong financial team and systems bode well for Onyx during this transitional period," Frei added.

Amy Kelleran, corporate controller, will serve as interim CFO. A four-year veteran of Onyx Software, Kelleran was heavily involved in the company's initial public offering and subsequent mergers and acquisition activities. Her prior experience was with Attachmate and Deloitte & Touche.
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"Competitively and financially, Onyx Software has never been stronger than it is today," said Ramadan. "It's been a tremendous experience to be part of the company's growth. As I move on to face new challenges, I have great confidence in the Onyx management team and the company's strategic direction."

About Onyx Software

Onyx Software Corporation (NASDAQ: ONXS) is a leading supplier of enterprise-wide, customer-centric e-business applications. Onyx Software's enterprise-class software connects and powers a company's entire e-business world, including customers, partners and sales, marketing, service and call center functions.

Onyx Software's award-winning products are known for flexibility, reliability and quick deployment, resulting in high return on investment, low total cost of ownership and industry-leading customer satisfaction. Onyx Software operates worldwide, supporting large, medium and small companies such as Agile Software, American Express, BroadWing, Cognos, CommerceOne, Credit Suisse, Dreyfus, Ericsson, FirstWorld Communications, Hummingbird, NTL Group, Portland Trailblazers, Sierra Health Services, Singapore Cable Vision and US Bancorp. For more information call 1-888-275-6699 or email info@onyx.com.

Certain statements in this press release, including statements concerning Onyx Software's plans, intentions and expectations, are "forward-looking statements" within the meaning of the Securities Act of 1933, as amended. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. The words "believe," "expect," "intend," "anticipate," variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. These statements are not guaranties of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Factors that could affect Onyx's actual results include, but are not limited to, the "Risk Factors" described in our Securities and Exchange Commission filings, including the Prospectus related to our initial public offering dated February 11, 1999. Readers are cautioned not to place undue reliance upon these forward-looking statements that speak only as to the date of this release. Onyx undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

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